Company Overview May 2012

Forward-Looking Statements This presentation contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, future financial position, future net sales, projected expenses, products’ placements, performance and acceptance, rowth of the overall market for our products in general and certain products in particular and the relative performance of other market participants are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipate,”nd,” “may,” “project,” “will,” “would,” “should,” “could,” “can,” se terms, and similar expressions“predict,” intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements reflect our current views about future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors. These forward-looking statements represent our estimates and assumptions only as of the date hereof. Unless required by U.S. federal securities laws, we do not intend to update any of these forward-looking statements to reflect circumstances or events that occur after the statement is made or to conform these statements to actual results. The following presentation should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in our Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including but not limited to: inaccurate estimates of the potential market size for our products (including the hospital lab market in general and the blood stream infection (BSI) market in particular) or failure of the market for these products to grow as anticipated, the past performance of other companies (such as Cepheid) which we believe to have been in a market position analogous to where we believe we are now may not be predictive of our future results in the manner we believe them to be, our analysis of who our competitors have been, who they are now and who they will be in the future (particularly in the BSI, enteric, extended tuberculosis and meningitis MDx product markets) and our predictions of relevant future performance may be inaccurate, comparisons of actual financial results for another company to what we predict will be our future financial results may be inapposite, predictions of when “breakeven customer base” is achieved y prove to be inaccurate,and its entrance of other competitors or other factors causing us to lose competitive advantage in the sample-to-result MDx market, a lack of commercial acceptance of the Verigene System, its array of tests, and the development of additional tests, which could negatively affect our financial results, failure of third-party payors to reimburse our customers for the use of our clinical diagnostic products or reduction of reimbursement levels, which could harm our ability to sell our products, failure of our products to perform as expected or to obtain certain approvals or the questioning of the reliability of the technology on which our products are based, which could cause lost revenue, delayed or reduced market acceptance of our products, increased costs and damage to our reputation, our inability to manage our anticipated growth, constraints or inefficiencies caused by unanticipated acceleration and deceleration of customer demand, and 2 those set forth under “Risk Factors” in our Annual Report on Form -K.

Nanosphere: Positioned to Become a Global MDx Leader Molecular is the fastest growing segment within diagnostics Diagnostics Market - $41B (5-6%) Immediate market needs Critical infectious diseases Molecular Diagnostics - $4B (10-15%) Cardiovascular diseases and therapy Critical care diagnostic requirements Troponin Multiplexing for comprehensive panels Respiratory (heart attack Accurate and rapid results Viruses & chronic heart Cost effective Blood Infectious Cardio/ failure) 24x7 results in any medical facility (ease of use) Stream Thrombophilia Infections Diseases Vascular Plavix and Enteric warfarin Multi-dimensional growth Infections metabolism Expanding menu drives broader adoption and greater utilization Global expansion Attractive razor/razor blade model Clear path to profitability Disposable test cartridge margin > 70% 3 Source: Enterprise Analysis Corporation & Nanosphere estimates.

Drivers of the MDx Industry Decentralization Complex Disease (from reference labs to hospitals) Detection (10-30 targets per sample) Need Hospitals' need for Need to diagnose more timely and cost complex problems is effective results is driving . . . driving . .. . Double-Sample-To- Product Feature Digit- Result Plexing Hospitals are taking sophisticated MDx capabilities in-house

Driven Mainly by MDx, Hospital Labs Represent a Faster Growing Market than Reference Labs U.S. Market Size Today 2015E Reference 5% $21.5B $24.9B Growth Labs (500) MDx Market Decentralization 10-15% $20.6B $29.3B Growth Hospital Labs (6,000 in total; 1,500 currently offer MDx) Over 4,500 hospital labs currently do not offer MDx but a majority of them plan to add MDx platforms in the next 3 years 5 Note: Based upon Wall Street research and Nanosphere management estimates, 2010-2012.

Five Years Ago, Sample-To-Result MDx Was Enough To Establish Leadership In A Previously Untapped Market Five Years Ago Barrier Sample-To-Result Capability Became the market leader in . . . Available Untapped Markets Sample-To- Global Result Market Needed? Size MRSA Yes $300M Sample-to-result capability (in hospital labs) fueled the emergence of a major MDx market (MRSA screening) 6 Note: Based upon Wall Street research and Nanosphere management estimates.

Today, Sample-To-Result WITH Double-Digit-Plexing Is Needed To Break Into The Untapped Markets Today Barrier Double-Digit-Plexing (on Sample-To-Result Platform) ??? To become the market leader in . . . Available Untapped Markets Ideal Global Number Market of “Plex” Size BSI 15-30 $200M Enteric 10-15 $400M Extended TB 20 $150M Meningitis 10-15 $100M Leadership in BSI, Enteric, Extended TB, HAI, Meningitis, etc. will require a platform with (i) sample-to-result AND (ii) double-digit-plexing 7 Note: Based upon Wall Street research and Nanosphere management estimates.

Blood Stream Infection (BSI): Ripe To Become The Next Significant MDx Market BSI is ideally matched for conversion into MDx*: Cost: Speed: Mortality: BSI is the most As each hour 16% (8 times costly U.S. passes, BSI causes higher than all hospitalization an 8% higher risk other causes) ($ 15.4B annual) of death (prior to effective treatment) 80% ICU mortality MDx can show*: $19,000 savings 2-hour turnaround (2-7 day reduced stay per patient) (versus 2 days) reduction (47.8% mortality down to 9.5%) 8 * Source: Ly, et al., Therapeutics and Clinical Risk Management, Jun 2008, 4(3):637-640 and Elixhauser, et al, AHRQ, Statistical Brief #122, Oct 2011.

The Untapped BSI Market was Attempts and has Begun to be Penetrated by NSPH 2005 2007 - 2010 2012 Launched in 2005 in Europe but BSI collaboration started in '07; 65 placements in prior 2 quarters has had very low sales due to: terminated in '10 due to insufficient for BSI Launch in 2Q12 Lack of sample-to-result technology for whole blood Sample-to-result platform High-cost consumable Biomerieux April 2010 -- "The will address market 8-9 hour turnaround technical performance of the acceptance issue [sepsis] product under Double-digit-plexing development [with Cepheid] capabilities will address was similar to existing technological hurdles solutions" Main Market Technological Issue Acceptance Hurdle We believe NSPH will be alone in selling a sample-to-result, multiplexed assay into the $260M BSI Dx consumables global market 9

Filtering the Competitive Landscape, NSPH Emerges as the Market Leader Double- Digit- Plexed Multi- Sample- Product Plexed To- Selling Targets Result In 2012 >200 No >200 No Filter >200 No Filter Positioned Filter Decentral- to Build 100 Yes Yes Double ized Installed Digit- Hospital Base 50 Plexing No Market- Faster (BSI Ready Dx drives 25 Yes Yes Rx) <5 <5 <5 Note: For its first major double-digit-plexed product, NSPH chose BSI while Idaho chose Respiratory. NSPH's BSI MDx will have more clinical utility and should drive substantially more placements than Idaho's Respiratory MDx. 10 Note: Based upon Wall Street research and Nanosphere management estimates.

NSPH's BSI Opportunity and Roll-Out is Similar to CPHD's MRSA Opportunity MDx in sample-to-result Unique Feature MDx in sample-to-result (double-digit-plexed) Size of Global Consumable $300M MRSA $260M BSI Market Initial Quarterly Placement 30 (Actual Results 1Q07) 30 (Actual Results 4Q11) Ramp-Up We believe NSPH is on the cusp of becoming the sole competitor in the next significant sample-to-result MDx market 11

NSPH's BSI Market Opportunity is Similar Size as MRSA Screening Market CPHD’s MRSA Size of the Global MRSA MDx Consumables Market (in millions, unless otherwise specified) 2007 2008 2009 U.S. patients tested for MRSA 6.4 7.7 7.9 US blood cultures tested for BSI Average Selling Price Per Test ($ per test) (at MDx pricing levels) $ 39 $ 34 $ 34 Average Selling Price Per Test ($ per US MRSA Consumables (Surveillance & Diagnostic) Available Market $ 251.5 $ 262.0 $ 267.0 US Consumables Market for blood OUS MRSA Consumables (Surveillance & Diagnostic) Available Market $ 56.9 $ 58.9 $ 60.7 OUS Consumables Market for blood Global MRSA Consumables (Surveillance & Diagnostic) Available Market $ 308.5 $ 320.9 $ 327.7 Global Consumables Market for blood Percent of U.S. patients tested with MDx for MRSA 13% 23% 30% Percent of U.S. blood cultures tested US patients tested with MDx for MRSA 0.8 1.8 2.4 U.S. blood cultures tested with MDx Average Selling Price Per Test ($ per test) $ 39 $ 34 $ 34 Average Selling Price Per Test ($ per US MRSA MDx Consumables (Surveillance & Diagnostic) Market $ 32.7 $ 60.3 $ 80.1 US BSI MDx Consumables Market OUS MRSA MDx Consumables (Surveillance & Diagnostic) Market $ 7.4 $ 13.6 $ 18.2 OUS BSI MDx Consumables Market Global MRSA MDx Consumables (Surveillance & Diagnostic) Market $ 40.1 $ 73.8 $ 98.3 Global BSI MDx Consumables Market CPHD Global MRSA MDx Consumables (Surveillance & Diagnostic) Mkt Share 27% 59% 68% CPHD Global MRSA MDx Consumables (Surveillance & Diagnostic) Revenues $ 10.7 $ 43.7 $ 67.3 Comparable NSPH's estimated global addressable market for BSI blood culture test consumables is $ CPHD's comparable addressable market was estimated by the Street to be approximately $300M Note: Based upon Wall Street research and Nanosphere management estimates. 12

NSPH's Surge In Placements Is Similar To CPHD's Which Drove >$1.4B Of Market Value Appreciation 140 140 125 120 120 GeneXpert Placements 106 Similar MRSA surge 100 100 86 due to one key 80 1/2/2004 1/2/2005 1/2/2006 1/2/2007 1/2/2008 1/2/2009 1/2/2010 1/2/2011 1/2/2012 80 1/2/2013 assay 60 60 40 40 30 20 20 <10 1 <10 1 <5 1 <5 1 <5 1 <5 1 <5 1 <5 1 <5 1 <5 1 <5 1 <5 1 <5 1 1 3 0 0 0 Announcement Date MRSA approval (1) Based upon Wall Street research. and subsequent (2) Normalized based upon placements (3) Nanosphere management helped to drive market cap up 600% 600% 500% Market Cap 500% 400% >$1.4B 400% of market 300% 300% Note: value S&P500 was created relatively 200% 200% flat during CPHD's run -up 100% 100% 0% 0% 1/2/2004 1/2/2005 1/2/2006 1/2/2007 1/2/2008 1/2/2009 1/2/2010 1/2/2011 1/2/2012 1/2/2013 13

Beyond BSI, NSPH Has A Number Of Other Drivers Of Value For The Remainder Of 2012 2Q to 4Q 2012 Drivers of Share Price Appreciation $5.00 2Q12 News Flow 2H12 News Flow $4.50 Gram Positive C. diff Approval $4.00 Approval Enteric & Gram Negative $3.50 Analyst Day Trials $3.00 2Q-4Q 2C19 Approval Guidance NSPH $2.50 Troponin Study Launch $2.00 $1.50 $1.00 $0.50 $0.00 1/3/2012 1/3/2013 14

Nanosphere has a Clear Path to Profitability Break-even customer base 141 installed base at end of Q1 2012 Break-even threshold - $80M @ 60% GP $70M Clear path to cost reductions Key drivers: Average annual customer Average annual customer Weighted average consumable price/test(1) $ 45 15 Note (1): Includes weighted average of U.S. sales prices and international transfer pricing

Microbiology Pipeline Drives Nanosphere to Profitability Regulatory Status Est. Annual Microbiology Menu FDA CE IVD 2011 2012 Respiratory Virus $100 K BSI - Gram Positive Pending (1) $50 C. difficile In Clinical Trials $40 BSI - Gram Negative In Development Enteric Panel In Development Annualized revenue per customer $100 K $190 Customer Ramp Current Customer Base (Q1 2012) Next Four Quarter Estimate (mid-point) Estimated Placements end of Q1 2013 16 (1) Staph portion of the Gram Positive panel cleared by FDA in Q4 2011.

Cardio Diagnostics Provides Significant Upside Regulatory Status Est. Annual Cardiovascular Menu FDA CE IVD 2011 2012 Hypercoag (1) $30 K Warfarin Metabolism (1) $10 K Plavix Metabolism Pending $40 Troponin In Clinical Trials $30 Annualized revenue per cardioDx customer $40 K $110 Annualized revenue per microbiology customer $100 K $190 Potential annualized revenue per customer $140 K $300 (1) Not currently available on Verigene SP In US. 17

Ultra-sensitivity Expands Troponin Medical Utility Current Assays Detect AMI Only Normal Range 18 Source: N Engl J Med 2009; 361:858-67

Ultra-sensitive Proteins Provides Additional Growth Opportunity cTnI Application (US only) Tests/yr $/Test Market Current Cardiac Troponin Market AMI/ACS diagnosis 13M ER visits/year 20.0M High risk patient early rule out 4.0M $ 25 $ 100M New Chronic Heart Failure Application CHF In-patient days 1/day x 6.5M days 6.5M $ 25 $ 163M (discharge decision) PLUS CHF Out-patient 1 test/visit x 14.5M visits 14.5M $ 25 $ 363M OR Risk-based monitoring 6M patients; profile 42.0M $25 $ 1.0B Ultra-sensitive cTnI Market Opportunity $ 625M - $1.3B 19

Customer Focus National Full-Service Reference Labs Regional Reference Labs with Limited Test Menu ~4,500 Labs not Offering MDx 35,000+ Clinics, Physician Offices / Other Laboratories 20 Target customers: number of locations US only

Commercial Traction and Global Expansion are Underway United States Europe Asia/Pacific Established and growing Launched in all major 2C19 cleared in S. Korea customer base markets through Respiratory virus RUO Growing direct sales team distribution partners launch in Japan Regional and hospital Recent partnership Significant flu market in based labs with initial with Thermo Fisher for: most Asian countries Germany Distribution partners focus in infectious France disease & cardiovascular Austria being evaluated medicine Europe based support team in place 21

Cost Advantages Cartridge cost reductions underway Near Plastic Components term path to reduce substrate from ~ $10 per slide to < $1 per slide Volume drives additional savings through increased mold cavity counts for plastic parts At scale, cartridge cost below $5 per cartridge and pennies per target Completed Cartridge Glass Substrate 22

Financial Position Financial Metrics March 31, 2012 Cash and cash equivalents: $31.8M Debt: None Stockholders’ equity: $38.2M Current cash on hand supports operations into 2013 Significant leverage in Investments for near term growth substantially complete Established customer base (141) and sales team future investment drives growth from new products and expanded customer base Established international market presence Manufacturing critical mass established future investment drives further cost reductions and additional capacity Well-defined cartridge cost reductions lead to 70%+ margins 23

Consolidated Market Opportunity U.S. Market Opportunity Immediate Market Access Conversion of Microbiology to Molecular Methods $ 760M Pharmacogenetics $ 274M Ultra-sensitive cTnI for AMI rule-out and ACS risk $ 100M stratification PLUS Intermediate Market Development (3-5 years; market education) Ultra-sensitive cTnI for chronic heart failure (CHF) $ 525M - $1B Ultra-sensitive PSA for recurrent prostate disease $ 20M PLUS 5- 8 Year Horizon Platform can do all molecular assays plus proteins $ 5B+ 24

Investment Opportunity Molecular is the fastest growing Diagnostics Market - $41B (5-6%) segment within diagnostics Molecular Diagnostics - $4B (10-15%) Significant opportunities in infectious diseases and cardiovascular disease Verigene System uniquely meets key Troponin Respiratory (heart attack market requirements Viruses & chronic heart Blood Infectious Cardio/ failure) Stream Thrombophilia Multi-dimensional growth Infections Diseases Vascular Plavix and Enteric warfarin Attractive razor/razor blade model Infections metabolism Clear path to profitability Expansion markets in life science research, industrial applications, and biosecurity 25